May 14, 2012

Supplement

SUPPLEMENT DATED MAY 14, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL FUND
Dated February 29, 2012

Effective as of the close of business on May 16, 2012, the Fund is suspending the continuous offering of its Class R shares and Class W shares and thus, no further purchases of Class R shares or Class W shares of the Fund may be made by investors. In addition, Class B shares of the Fund will be closed for purchases by new investors as of the close of business on May 16, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INLSPT1 5/12